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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 16, 1998
                                                          --------------


                              NEOTHERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-28782                   93-0979187
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 (State or other jurisdiction       (Commission                (IRS Employer
     (of incorporation)             File Number)             Identification No.)


                 157 Technology Drive, Irvine, California 92618
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (714) 788-6700
                                                           --------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 3


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ITEM 5.    OTHER EVENTS

           Reference is made to the press release issued to the public by the Registrant on April 16, 1998, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM 7.    EXHIBITS

               EXHIBIT:

                 99.1               PRESS RELEASE DATED APRIL 16, 1998.




                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 NEOTHERAPEUTICS, INC.



Date: April 16, 1998                             By:    /s/Samuel Gulko
                                                     ---------------------------
                                                     Samuel Gulko
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX



        EXHIBITS                                    DESCRIPTION
        --------                                    -----------
         99.1                            Press Release dated April 16, 1998